UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         April 27, 2006
                                                 -------------------------------


                          INGLES MARKETS, INCORPORATED
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             (Exact name of registrant as specified in its charter)


    North Carolina                 0-14706                      56-0846267
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 (State or other jurisdiction    (Commission                  (IRS Employer
        of incorporation)         File Number)             Identification No.)


P.O. Box 6676, Asheville, NC                                     28816
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code      (828) 669-2941
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On April 27, 2006, Ingles Markets, Incorporated ("IMKTA") issued a press release announcing financial information for its second fiscal quarter ended March 25, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 8.01  Other Events.

On April 27, 2006, Ingles Markets, Incorporated ("IMKTA") issued a press release announcing a settlement agreement with the Securities and Exchange Commission resolving a civil complaint against the Company. The press release is attached as exhibit 99.2 to this Form 8-K.


Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits.

         Exhibit Number             Description of Exhibit
         --------------             ----------------------
         99.1                       Press release issued April 27, 2006
         99.2                       Press release issued April 27, 2006

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INGLES MARKETS, INCORPORATED
                                     ----------------------------
                                             (Registrant)

Date:  April 27, 2006
                                  By:  /s/ Ronald B. Freeman
                                      ------------------------------------------
                                       Ronald B. Freeman
                                       Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit                    Description
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99.1                       Press Release dated April 27, 2006
99.2                       Press Release dated April 27, 2006